RD Card Holdings Australia Pty Limited
ABN 75 123 181 635
Annual report
for the year ended 31 December 2009

RD Card Holdings Australia Pty Limited ABN 75 123 181 635
Annual report — 31 December 2009
Contents

Page

Financial statements	1
Directors’ declaration	33
Report of independent auditors	34

RD Card Holdings Australia Pty Limited ABN 75 123 181 635
Annual report — 31 December 2009
These financial statements cover both the separate financial statements of RD Card Holdings Australia Pty Limited as an individual entity and the consolidated financial statements for the consolidated entity consisting of RD Card Holdings Australia Pty Limited and its subsidiaries. The financial statements are presented in the Australian currency.
RD Card Holdings Australia Pty Limited is a company limited by shares, incorporated and domiciled in Australia. Its registered office and principal place of business is:
      RD Card Holdings Australia Pty Limited
      Level 1
      2-6 Glenferrie Rd
      Malvern VIC 3144
The immediate parent entity of RD Card Holdings Australia Pty Limited is RD Card Holdings Limited (incorporated in the United Kingdom) and the ultimate controlling party is Palamon Capital Partners LP (incorporated in Scotland).
The financial statements were authorised for issue by the directors on 30 August 2010. The company has the power to amend and reissue the financial statements.

RD Card Holdings Australia Pty Limited
Statements of comprehensive income
For the year ended 31 December 2009

		Consolidated		Parent entity
		2009	2008	2009	2008
	Notes	$’000	$’000	$’000	$’000

Revenue from continuing operations	5	57,390	58,268	—	—

Depreciation and amortisation expense	6	(13,424)	(13,979)	—	—
Other expenses		(1,202)	(1,210)	(27)	(32)
Transaction charges		(2,743)	(2,663)	—	—
System costs		(1,106)	(1,021)	—	—
Salaries and wages		(10,851)	(10,054)	—	—
Customer rebates		(637)	(287)	—	—
Advertising and promotional expense		(1,181)	(1,157)	—	—
Bad debts expense		(2,254)	(2,340)	—	—
Professional fee expense		(1,464)	(1,131)	—	(48)
Management fee		(850)	(1,770)	—	—
Postage		(582)	(532)	—	—
Premises expense		(1,550)	(1,213)	—	—
Terminal trading charges		(453)	(567)	—	—
Finance costs	6	(16,516)	(22,242)	(14,216)	(20,037)

Profit/(loss) before income tax		2,577	(1,898)	(14,243)	(20,117)

Income tax (expense)/credit	7	(1,113)	(2,008)	4,273	6,021

Profit/(loss) from continuing operations		1,464	(3,906)	(9,970)	(14,096)

Profit/(loss) for the year		1,464	(3,906)	(9,970)	(14,096)

Other comprehensive income for the year		—	—	—	—

Total comprehensive income/(loss) for the year		1,464	(3,906)	(9,970)	(14,096)

		1,464	(3,906)	(9,970)	(14,096)

Total comprehensive income/(loss) for the year is attributable to:
Owners of RD Card Holdings Australia Pty Limited		1,464	(3,906)	(9,970)	(14,096)

		1,464	(3,906)	(9,970)	(14,096)

		Cents	Cents
Earnings per share for profit from continuing operations attributable to the ordinary equity holders of the company:
Basic earnings per share	32	1.98	(5.29)
Diluted earnings per share	32	1.98	(5.29)

		Cents	Cents
Earnings per share for profit attributable to the ordinary equity holders of the company:
Basic earnings per share	32	1.98	(5.29)
Diluted earnings per share	32	1.98	(5.29)
The above statements of comprehensive income should be read in conjunction with the accompanying notes.

RD Card Holdings Australia Pty Limited
Statements of financial position
As at 31 December 2009

		Consolidated		Parent entity
		2009	2008	2009	2008
	Notes	$’000	$’000	$’000	$’000

ASSETS
Current assets
Cash and cash equivalents	8	8,660	5,871	—	—
Trade and other receivables	9	86,313	84,454	17,605	11,197
Inventories	10	268	239	—	—
Current tax receivables		—	175	—	175

Total current assets		95,241	90,739	17,605	11,372

Non-current assets
Investments	11	—	—	295,454	295,454
Property, plant and equipment	12	2,638	3,385	—	—
Deferred tax assets	13	3,457	968	—	251
Intangible assets	14	243,075	251,870	—	—

Total non-current assets		249,170	256,223	295,454	295,705

Total assets		344,411	346,962	313,059	307,077

LIABILITIES
Current liabilities
Trade and other payables	15	138,355	107,497	143,547	92,501
Borrowings	16	11,353	8,226	8,024	7,292
Current tax liabilities		1,960	—	1,960	—
Provisions	17	748	981	—	—

Total current liabilities		152,416	116,704	153,531	99,793

Non-current liabilities
Borrowings		121,015	158,487	119,987	157,522
Deferred tax liabilities	18	1,091	3,433	670	921
Provisions	19	384	297	—	—

Total non-current liabilities		122,490	162,217	120,657	158,443

Total liabilities		274,906	278,921	274,188	258,236

Net assets		69,505	68,041	38,871	48,841

EQUITY
Contributed equity	20	73,864	73,864	73,864	73,864
Accumulated losses	21	(4,359)	(5,823)	(34,993)	(25,023)

Total equity		69,505	68,041	38,871	48,841

The above statements of financial position should be read in conjunction with the accompanying notes.

RD Card Holdings Australia Pty Limited
Statements of changes in equity
For the year ended 31 December 2009

		Contributed	Accumulated	Total
		equity	losses	equity
Consolidated	Notes	$’000	$’000	$’000

Balance at 1 January 2008		73,864	(1,917)	71,947
Total comprehensive (loss) for the year	21	—	(3,906)	(3,906)

Balance at 31 December 2008		73,864	(5,823)	68,041

Balance at 1 January 2009		73,864	(5,823)	68,041
Total comprehensive income for the year	21	—	1,464	1,464

Balance at 31 December 2009		73,864	(4,359)	69,505

		Contributed	Accumulated	Total
		equity	losses	equity
Parent entity	Notes	$’000	$’000	$’000

Balance at 1 January 2008		73,864	(10,927)	62,937
Total comprehensive (loss) for the year	21	—	(14,096)	(14,096)

Balance at 31 December 2008		73,864	(25,023)	48,841

Balance at 1 January 2009		73,864	(25,023)	48,841
Total comprehensive (loss) for the year	21	—	(9,970)	(9,970)

Balance at 31 December 2009		73,864	(34,993)	38,871

The above statements of changes in equity should be read in conjunction with the accompanying notes.

RD Card Holdings Australia Pty Limited
Statements of cash flows
For the year ended 31 December 2009

		Consolidated		Parent entity
		2009	2008	2009	2008
	Notes	$’000	$’000	$’000	$’000

Cash flows from operating activities
Receipts from customers (inclusive of goods and services tax)		997,178	1,185,358	—	—
Payments to suppliers and employees (inclusive of goods and services tax)		(958,662)	(1,141,962)	(27)	(34)

		38,516	43,396	(27)	(34)
Interest received		62	399	—	—
Borrowing costs		(23,773)	(33,269)	(21,464)	(31,064)
Income taxes refund/(paid)		(3,813)	1,170	(3,813)	1,170

Net cash inflow (outflow) from operating activities	31	10,992	11,696	(25,304)	(29,928)

Cash flows from investing activities
Payments for property, plant and equipment		(1,115)	(756)	—	—
Payments for intangible assets		(2,769)	(3,114)	—	—
Proceeds from sale of property, plant and equipment		2	77	—	—

Net cash (outflow) from investing activities		(3,882)	(3,793)	—	—

Cash flows from financing activities
Net proceeds/(repayment) of related party borrowings		30,697	(6,781)	62,107	33,479
Net proceeds/(repayment) of external borrowings		(36,803)	(3,551)	(36,803)	(3,551)
Repayment of lease liabilities		(355)	(474)	—	—

Net cash (outflow) inflow from financing activities		(6,461)	(10,806)	25,304	29,928

Net increase/(decrease) in cash and cash equivalents		649	(2,903)	—	—
Cash and cash equivalents at the beginning of the financial year		5,354	8,257	—	—

Cash and cash equivalents at end of year	8	6,003	5,354	—	—

The above statements of cash flows should be read in conjunction with the accompanying notes.

RD Card Holdings Australia Pty Limited
Notes to the financial statements
31 December 2009
Contents of the notes to the financial statements

		Page
1	Summary of significant accounting policies	7
2	Financial risk management	15
3	Critical accounting estimates and judgements	16
4	Segment information	17
5	Revenue	18
6	Expenses	18
7	Income tax expense	19
8	Current assets — Cash and cash equivalents	20
9	Current assets — Trade and other receivables	20
10	Current assets — Inventories	22
11	Non-current assets — Investments	22
12	Non-current assets — Property, plant and equipment	22
13	Non-current assets — Deferred tax assets	23
14	Non-current assets — Intangible assets	23
15	Current liabilities — Trade and other payables	24
16	Current liabilities — Borrowings	24
17	Current liabilities — Provisions	24
18	Non-current liabilities — Deferred tax liabilities	24
19	Non-current liabilities — Provisions	25
20	Contributed equity	25
21	Accumulated losses	25
22	Dividends	26
23	Key management personnel disclosures	26
24	Remuneration of auditors	27
25	Contingencies	27
26	Commitments	27
27	Related party transactions	27
28	Subsidiaries	29
29	Deed of cross guarantee	29
30	Events occurring after the end of the reporting period	31
31	Reconciliation of profit/(loss) after income tax to net cash inflow/(outflow) from operating activities	31
32	Earnings per share	32

RD Card Holdings Australia Pty Limited
Notes to the financial statements
31 December 2009
(continued)
1 Summary of significant accounting policies
The principal accounting policies adopted in the preparation of these financial statements are set out below. These policies have been consistently applied to all the years presented, unless otherwise stated. The financial statements include separate financial statements for RD Card Holdings Australia Pty Limited as an individual entity and the consolidated entity consisting of RD Card Holdings Australia Pty Limited and its subsidiaries.
(a) Basis of preparation
These general purpose financial statements have been prepared in accordance with Australian Accounting Standards, other authoritative pronouncements of the Australian Accounting Standards Board and Urgent Issues Group Interpretations.
Compliance with IFRS
The consolidated financial statements of the RD Card Holdings Australia Pty Limited group and the separate financial statements of RD Card Holdings Australia Pty Limited also comply with International Financial Reporting Standards (IFRS) as issued by the International Accounting Standards Board (IASB).
Historical cost convention
These financial statements have been prepared under the historical cost convention, as modified by the revaluation of available-for-sale financial assets, financial assets and liabilities (including derivative instruments) at fair value through profit or loss, certain classes of property, plant and equipment and investment property.
Critical accounting estimates
The preparation of financial statements requires the use of certain critical accounting estimates. It also requires management to exercise its judgement in the process of applying the Group’s accounting policies. The areas involving a higher degree of judgement or complexity, or areas where assumptions and estimates are significant to the financial statements, are disclosed in note 3.
Financial statement presentation
The Group has applied the revised AASB 101 Presentation of Financial Statements which became effective on 1 January 2009. The revised standard requires the separate presentation of statements of comprehensive income and statements of changes in equity. All non-owner changes in equity must now be presented in the statements of comprehensive income. As a consequence, the Group had to change the presentation of its financial statements. Comparative information has been re-presented so that it is also in conformity with the revised standard.
Capital deficiency
As at 31 December 2009, the Group, has a working capital deficiency of $57,175k (2008: $25,965k).The Group has experienced operating profits after income tax from continuing operations during the financial year ending on that date of $1,464k (2008: losses of $3,906k). The directors of RD Card Holdings Limited have given an undertaking that repayment of inter-company current account amounts will be subordinated in favour of all other creditors and RD Card Holdings Limited has accepted the responsibility of providing and undertakes to provide sufficient financial assistance to the Group as and when it is needed to enable the Group to continue its operations and fulfil all of its financial obligations now and in the future. The undertaking is provided for a minimum period of twelve months from 2 July 2010.
In the event of a sale of the Group within twelve months from the date of the letter of support, the letter of support will be rescinded on the date of sale. The ability of the Group to then continue as a going concern will be dependent upon whether the new owners will be able to support the Group or the Group obtains financing to support itself as a going concern entity.
As a result of the above matters, there is substantial doubt whether the Group will continue as a going concern and, therefore, whether it will realise its assets and settle its liabilities and commitments in the normal course of business and at the amounts stated in the financial report. However, the directors of RD Card Holdings Australia Pty Limited, having received the letter of support from the parent entity, have prepared the financial report on a going concern basis. At this time, the directors of RD Card Holdings Australia Pty Limited are of the opinion that no asset is likely to be realised for an amount less than the amount at which it is recorded in the financial report at 31 December 2009. Accordingly, no adjustments have been made to the financial report relating to the recoverability and classification of the asset carrying amounts or the amounts and classification of liabilities that might be necessary should the Group not continue as a going concern.

RD Card Holdings Australia Pty Limited
Notes to the financial statements
31 December 2009
(continued)
1 Summary of significant accounting policies (continued)
(b) Principles of consolidation
(i) Subsidiaries
The consolidated financial statements incorporate the assets and liabilities of all subsidiaries of RD Card Holdings Australia Pty Limited (“company” or “parent entity”) as at 31 December 2009 and the results of all subsidiaries for the year then ended. RD Card Holdings Australia Pty Limited and its subsidiaries together are referred to in this financial report as the Group or the consolidated entity.
Subsidiaries are all those entities (including special purpose entities) over which the Group has the power to govern the financial and operating policies, generally accompanying a shareholding of more than one-half of the voting rights. The existence and effect of potential voting rights that are currently exercisable or convertible are considered when assessing whether the Group controls another entity.
Subsidiaries are fully consolidated from the date on which control is transferred to the Group. They are de-consolidated from the date that control ceases.
The purchase method of accounting is used to account for the acquisition of subsidiaries by the Group (refer to note 1(h)).
Intercompany transactions, balances and unrealised gains on transactions between Group companies are eliminated. Unrealised losses are also eliminated unless the transaction provides evidence of the impairment of the asset transferred. Accounting policies of subsidiaries have been changed where necessary to ensure consistency with the policies adopted by the Group.
Investments in subsidiaries are accounted for at cost in the individual financial statements of RD Card Holdings Australia Pty Limited.
The proportionate interests in the assets, liabilities and expenses of a joint venture operation have been incorporated in the financial statements under the appropriate headings.
(c) Segment reporting
Operating segments are reported in a manner consistent with the internal reporting provided to the chief operating decision maker.
(d) Foreign currency translation
(i) Functional and presentation currency
Items included in the financial statements of each of the Group’s entities are measured using the currency of the primary economic environment in which the entity operates (‘the functional currency’). The consolidated financial statements are presented in Australian dollars, which is RD Card Holdings Australia Pty Limited’s functional and presentation currency.
(ii) Transactions and balances
Foreign currency transactions are translated into the functional currency using the exchange rates prevailing at the dates of the transactions. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at year end exchange rates of monetary assets and liabilities denominated in foreign currencies are recognised in the statements of comprehensive income.
(iii) Group companies
The results and financial position of all the Group entities (none of which has the currency of a hyperinflationary economy) that have a functional currency different from the presentation currency are translated into the presentation currency as follows:
•	assets and liabilities for each statement of financial position presented are translated at the closing rate at the date of that statement of financial position

•	income and expenses for each income statement and statement of comprehensive income are translated at average exchange rates (unless this is not a reasonable approximation of the cumulative effect of the rates prevailing on the transaction dates, in which case income and expenses are translated at the dates of the transactions) and

•	all resulting exchange differences are recognised in other comprehensive income.

RD Card Holdings Australia Pty Limited
Notes to the financial statements
31 December 2009
(continued)
1 Summary of significant accounting policies (continued)
On consolidation, exchange differences arising from the translation of any net investment in foreign entities, and of borrowings and other financial instruments designated as hedges of such investments, are recognised in other comprehensive income. When a foreign operation is sold or any borrowings forming part of the net investment are repaid, a proportionate share of such exchange differences are reclassified to profit or loss, as part of the gain or loss on sale where applicable.
Goodwill and fair value adjustments arising on the acquisition of a foreign entity are treated as assets and liabilities of the foreign entities and translated at the closing rate.
(e) Revenue recognition
Revenue is measured at the fair value of the consideration received or receivable. Amounts disclosed as revenue are net.
The Group recognises revenue when the amount of revenue can be reliably measured, it is probable that future economic benefits will flow to the entity and specific criteria have been met for each of the Group’s activities as described below. The amount of revenue is not considered to be reliably measurable until all contingencies relating to the sale have been resolved. The Group bases its estimates on historical results, taking into consideration the type of customer, the type of transaction and the specifics of each arrangement.
Revenue is recognised for the major business activities as follows:
(i) Card fee revenue
Card fee revenue is recognised when earned. Annual card fees charged in advance are deferred and brought to account over the period to which they relate.
(ii) Credit and service charges
Revenue, in the form of credit charges and service charges, is recognised when a transaction is charged to a customer’s account. Merchant services fee revenue is recognised on notification of a fuel or other sale by the merchant.
(f) Income tax
The income tax expense or revenue for the period is the tax payable on the current period’s taxable income based on the applicable income tax rate for each jurisdiction adjusted by changes in deferred tax assets and liabilities attributable to temporary differences.
Deferred income tax is provided in full, using the liability method, on temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the consolidated financial statements. Deferred income tax is determined using tax rates (and laws) that have been enacted or substantially enacted by the end of each reporting period and are expected to apply when the related deferred income tax asset is realised or the deferred income tax liability is settled.
Deferred tax assets are recognised for deductible temporary differences only if it is probable that future taxable amounts will be available to utilise those temporary differences.
Current and deferred tax balances attributable to amounts recognised directly in equity are also recognised directly in equity.
Tax consolidation legislation
RD Card Holdings Australia Pty Limited and its wholly-owned Australian controlled entities have implemented the tax consolidation legislation as of 18 December 2006.
The head entity, RD Card Holdings Australia Pty Limited, and the controlled entities in the tax consolidated group account for their own current and deferred tax amounts. These tax amounts are measured as if each entity in the tax consolidated group continues to be a stand alone taxpayer in its own right.
In addition to its own current and deferred tax amounts, RD Card Holdings Australia Pty Limited also recognises the current tax liabilities (or assets) and the deferred tax assets arising from unused tax losses and unused tax credits assumed from controlled entities in the tax consolidated group.
Assets or liabilities arising under tax funding agreements with the tax consolidated entities are recognised as amounts receivable from or payable to other entities in the Group. Details about the tax funding agreement are disclosed in note 7.
Any difference between the amounts assumed and amounts receivable or payable under the tax funding agreement are recognised as a contribution to (or distribution from) wholly-owned tax consolidated entities.

RD Card Holdings Australia Pty Limited
Notes to the financial statements
31 December 2009
(continued)
1 Summary of significant accounting policies (continued)
(g) Leases
Leases of property, plant and equipment where the Group, as lessee, has substantially all the risks and rewards of ownership are classified as finance leases (note 26). Finance leases are capitalised at the lease’s inception at the fair value of the leased property or, if lower, the present value of the minimum lease payments. The corresponding rental obligations, net of finance charges, are included in other short-term and long-term payables. Each lease payment is allocated between the liability and finance cost. The finance cost is charged to the statements of comprehensive income over the lease period so as to produce a constant periodic rate of interest on the remaining balance of the liability for each period. The property, plant and equipment acquired under finance leases is depreciated over the shorter of the asset’s useful life and the lease term.
Leases in which a significant portion of the risks and rewards of ownership are not transferred to the Group as lessee are classified as operating leases (note 26). Payments made under operating leases (net of any incentives received from the lessor) are charged to the statements of comprehensive income on a straight-line basis over the period of the lease.
(h) Business combinations
The purchase method of accounting is used to account for all business combinations, including business combinations involving entities or businesses under common control, regardless of whether equity instruments or other assets are acquired. Cost is measured as the fair value of the assets given, equity instruments issued or liabilities incurred or assumed at the date of exchange plus costs directly attributable to the acquisition. Where equity instruments are issued in an acquisition, the fair value of the instruments is their published market price as at the date of exchange unless, in rare circumstances, it can be demonstrated that the published price at the date of exchange is an unreliable indicator of fair value and that other evidence and valuation methods provide a more reliable measure of fair value. Transaction costs arising on the issue of equity instruments are recognised directly in equity.
Identifiable assets acquired and liabilities and contingent liabilities assumed in a business combination are measured initially at their fair values at the acquisition date, irrespective of the extent of any minority interest. The excess of the cost of acquisition over the fair value of the Group’s share of the identifiable net assets acquired is recorded as goodwill (refer to note 1(n)). If the cost of acquisition is less than the Group’s share of the fair value of the identifiable net assets of the subsidiary acquired, the difference is recognised directly in the statements of comprehensive income, but only after a reassessment of the identification and measurement of the net assets acquired.
Where settlement of any part of cash consideration is deferred, the amounts payable in the future are discounted to their present value as at the date of exchange. The discount rate used is the entity’s incremental borrowing rate, being the rate at which a similar borrowing could be obtained from an independent financier under comparable terms and conditions.
(i) Impairment of assets
Goodwill and intangible assets that have an indefinite useful life are not subject to amortisation and are tested annually for impairment, or more frequently if events or changes in circumstances indicate that they might be impaired. Other assets are tested for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. An impairment loss is recognised for the amount by which the asset’s carrying amount exceeds its recoverable amount. The recoverable amount is the higher of an asset’s fair value less costs to sell and value in use. For the purposes of assessing impairment, assets are grouped at the lowest levels for which there are separately identifiable cash inflows which are largely independent of the cash inflows from other assets or groups of assets (cash-generating units). Non-financial assets other than goodwill that suffered an impairment are reviewed for possible reversal of the impairment at the end of each reporting period.
(j) Cash and cash equivalents
For the purpose of presentation in the statements of cash flows, cash and cash equivalents includes cash on hand, deposits held at call with financial institutions, other short-term, highly liquid investments with original maturities of three months or less that are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value, and bank overdrafts. Bank overdrafts are shown within borrowings in current liabilities on the statements of financial position.

RD Card Holdings Australia Pty Limited
Notes to the financial statements
31 December 2009
(continued)
1 Summary of significant accounting policies (continued)
(k) Trade receivables
All trade debtors are recognised when transactions are processed and include both unbilled and billed amounts.
Collectibility of trade debtors is reviewed on an ongoing basis. All accounts over 180 days are written off immediately as bad debts expense.
(l) Inventories
(i) POS terminals
Terminals are carried at the lower of cost and net realisable value.
(m) Property, plant and equipment
Property, plant and equipment is stated at historical cost less depreciation. Historical cost includes expenditure that is directly attributable to the acquisition of the items.
Subsequent costs are included in the asset’s carrying amount or recognised as a separate asset, as appropriate, only when it is probable that future economic benefits associated with the item will flow to the Group and the cost of the item can be measured reliably. The carrying amount of the replaced part is derecognised. All other repairs and maintenance are charged to the statements of comprehensive income during the reporting period in which they are incurred.
Increases in the carrying amounts arising on revaluation of land and buildings are credited, net of tax, to other reserves in shareholders’ equity. To the extent that the increase reverses a decrease previously recognised in profit or loss, the increase is first recognised in profit or loss. Decreases that reverse previous increases of the same asset are first charged against revaluation reserves directly in equity to the extent of the remaining reserve attributable to the asset; all other decreases are charged to the statements of comprehensive income. Each year, the difference between depreciation based on the revalued carrying amount of the asset charged to the statements of comprehensive income and depreciation based on the asset’s original cost, net of tax, is transferred from the property, plant and equipment revaluation reserve to retained earnings.
The cost of improvements to or on leasehold properties is amortised over the unexpired period of the lease or the estimated useful life of the improvement to the Group, whichever is the shorter.
Depreciation is calculated using the straight line method to allocate their cost or revalued amounts, net of their residual values, over their estimated useful lives, as follows:

	2009	2008
— Plant and equipment	3-5 years	3-5 years
— Leasehold improvements	15%	15%
The assets’ residual values and useful lives are reviewed, and adjusted if appropriate, at the end of each reporting period.
An asset’s carrying amount is written down immediately to its recoverable amount if the asset’s carrying amount is greater than its estimated recoverable amount (note 1(i)).
Gains and losses on disposals are determined by comparing proceeds with carrying amount. These are included in the statements of comprehensive income. When revalued assets are sold, it is Group policy to transfer the amounts included in other reserves in respect of those assets to retained earnings.
(n) Intangible assets
(i) Goodwill
Goodwill represents the excess of the cost of an acquisition over the fair value of the Group’s share of the net identifiable assets of the acquired subsidiary/associate at the date of acquisition. Goodwill on acquisitions of subsidiaries is included in intangible assets. Goodwill on acquisitions of associates is included in investments in associates. Goodwill is not amortised. Instead, goodwill is tested for impairment annually, or more frequently if events or changes in circumstances indicate that it might be impaired, and is carried at cost less accumulated impairment losses. Gains and losses on the disposal of an entity include the carrying amount of goodwill relating to the entity sold.
Goodwill is allocated to cash-generating units for the purpose of impairment testing.

RD Card Holdings Australia Pty Limited
Notes to the financial statements
31 December 2009
(continued)
1 Summary of significant accounting policies (continued)
(ii) Brands
Brands have a finite useful life and are carried at cost less accumulated amortisation and impairment losses. Amortisation is calculated using the straight line method to allocate the cost of brands and licences over their estimated useful lives, which vary from 10 to 20 years.
(iii) Customer contracts
Customer contracts acquired as part of a business combination are recognised separately from goodwill. The customer contracts are carried at their fair value at the date of acquisition less accumulated amortisation and impairment losses. Amortisation is calculated using the straight line method to allocate the cost over the period of the expected benefit which vary from 5 to 18 years.
(iv) Customer relationships
Customer relationships acquired as part of a business combination are recognised separately from goodwill. The customer relationships are carried at their fair value at the date of acquisition less accumulated amortisation and impairment losses. Amortisation is calculated using the straight line method to allocate the cost over the period of the expected benefit which is 13 years.
(v) Software development
Software development relates to software which has been internally developed. Software development is stated at cost less accumulated amortisation. Amortisation is calculated using the straight line method to allocate the cost over the period of the expected benefit which is 5 years.
(vi) Software licence
Software licences have a finite useful life and are carried at cost less accumulated amortisation and impaired losses. Amortisation is calculated using the straight line method to allocate the cost of the licences over their estimated useful lives which is 3 years.
(vii) Technology
This relates to the giftvouchers.com database and the website. They have an estimated useful life of 10 years.
(o) Trade and other payables
All merchant and other payables are recognised when transactions are processed and are paid in accordance with the terms agreed by the merchant upon joining or the supplier. Payment dates and rates may vary from merchant to merchant.
Where it is not possible to identify merchant details, unclaimed monies are recorded separately and recognised as income over a period of six years in accordance with the relevant state legislation on unclaimed monies law in accordance with external legal advice.
(p) Borrowings
Borrowings are initially recognised at fair value, net of transaction costs incurred. Borrowings are subsequently measured at amortised cost. Any difference between the proceeds (net of transaction costs) and the redemption amount is recognised in the statements of comprehensive income over the period of the borrowings using the effective interest method. Fees paid on the establishment of loan facilities, which are not an incremental cost relating to the actual draw-down of the facility, are recognised as prepayments and amortised on a straight-line basis over the term of the facility.
Borrowings are removed from the statements of financial position when the obligation specified in the contract is discharged, cancelled or expired. The difference between the carrying amount of a financial liability that has been extinguished or transferred to another party and the consideration paid, including any non-cash assets transferred or liabilities assumed, is recognised in other income or other expenses.
Borrowings are classified as current liabilities unless the Group has an unconditional right to defer settlement of the liability for at least 12 months after the end of each reporting period.
(q) Borrowing costs
Borrowing costs incurred for the construction of any qualifying asset are capitalised during the period of time that is required to complete and prepare the asset for its intended use or sale. Other borrowing costs are expensed.

RD Card Holdings Australia Pty Limited
Notes to the financial statements
31 December 2009
(continued)
1 Summary of significant accounting policies (continued)
(r) Provisions
Provisions are recognised when the Group has a present legal or constructive obligation as a result of past events, it is probable that an outflow of resources will be required to settle the obligation and the amount has been reliably estimated. Provisions are not recognised for future operating losses.
Where there are a number of similar obligations, the likelihood that an outflow will be required in settlement is determined by considering the class of obligations as a whole. A provision is recognised even if the likelihood of an outflow with respect to any one item included in the same class of obligations may be small.
Provisions are measured at the present value of management’s best estimate of the expenditure required to settle the present obligation at the end of each reporting period. The discount rate used to determine the present value reflects current market assessments of the time value of money and the risks specific to the liability. The increase in the provision due to the passage of time is recognised as interest expense.
(s) Employee benefits
(i) Wages and salaries, annual leave and sick leave
Liabilities for wages and salaries, including non-monetary benefits, annual leave and accumulating sick leave expected to be settled within 12 months of the end of each reporting period are recognised in other payables in respect of employees’ services up to the end of each reporting period and are measured at the amounts expected to be paid when the liabilities are settled.
(ii) Long service leave
The liability for long service leave is recognised in the provision for employee benefits and measured as the present value of expected future payments to be made in respect of services provided by employees up to the end of each reporting period using the projected unit credit method. Consideration is given to expected future wage and salary levels, experience of employee departures and periods of service. Expected future payments are discounted using market yields at the end of each reporting period on national government bonds with terms to maturity and currency that match, as closely as possible, the estimated future cash outflows.
(iii) Retirement benefit obligations
Contributions to the defined contribution fund are recognised as an expense as they become payable. Prepaid contributions are recognised as an asset to the extent that a cash refund or a reduction in the future payments is available.
(t) Contributed equity
Ordinary shares are classified as equity.
(u) Dividends
Provision is made for the amount of any dividend declared, being appropriately authorised and no longer at the discretion of the entity, on or before the end of the financial year but not distributed at balance date.
(v) Earnings per share
(i) Basic earnings per share
Basic earnings per share is calculated by dividing:
•	the profit attributable to owners of the company, excluding any costs of servicing equity other than ordinary shares

•	by the weighted average number of ordinary shares outstanding during the financial year, adjusted for bonus elements in ordinary shares issued during the year and excluding treasury shares .
(ii) Diluted earnings per share
Diluted earnings per share adjusts the figures used in the determination of basic earnings per share to take into account:
•	the after income tax effect of interest and other financing costs associated with dilutive potential ordinary shares, and

•	the weighted average number of additional ordinary shares that would have been outstanding assuming the conversion of all dilutive potential ordinary shares.

RD Card Holdings Australia Pty Limited
Notes to the financial statements
31 December 2009
(continued)
1 Summary of significant accounting policies (continued)
(w) Goods and Services Tax (GST)
Revenues, expenses and assets are recognised net of the amount of associated GST, unless the GST incurred is not recoverable from the taxation authority. In this case it is recognised as part of the cost of acquisition of the asset or as part of the expense.
Receivables and payables are stated inclusive of the amount of GST receivable or payable. The net amount of GST recoverable from, or payable to, the taxation authority is included with other receivables or payables in the statements of financial position.
Cash flows are presented on a gross basis. The GST components of cash flows arising from investing or financing activities which are recoverable from, or payable to the taxation authority, are presented as operating cash flows.
(x) Rounding of amounts
The company is of a kind referred to in Class order 98/100, issued by the Australian Securities and Investments Commission, relating to the “rounding off” of amounts in the financial report. Amounts in the financial report have been rounded off in accordance with that Class Order to the nearest thousand dollars, or in certain cases, the nearest dollar.
(y) New accounting standards and interpretations
Certain new accounting standards and interpretations have been published that are not mandatory for 31 December 2009 reporting periods. The Group’s and the parent entity’s assessment of the impact of these new standards and interpretations is set out below.
(i) AASB 9 Financial Instruments and AASB 2009-11 Amendments to Australian Accounting Standards arising from AASB 9 (effective for annual reporting periods beginning on or after 1 January 2013)
AASB 9 addresses the classification and measurement of financials assets and is likely to affect the group’s accounting for its financial assets. The standard is not applicable until 1 January 2013 and the group is yet to assess its full impact.

RD Card Holdings Australia Pty Limited
Notes to the financial statements
31 December 2009
(continued)
2 Financial risk management
The Group’s activities expose it to a variety of financial risks: market risk (including currency risk and interest rate risk). The Group’s overall risk management program focuses on the unpredictability of financial markets and seeks to minimise potential adverse effects of the financial performance of the Group.
Risk management is carried out by a central treasury department. Group treasury identifies, evaluates and hedges financial risks in close co-operation with the Group’s operating units.
The group and the parent entity hold the following financial instruments:

	Consolidated		Parent entity
	2009	2008	2009	2008
	$’000	$’000	$’000	$’000

Financial assets
Cash and cash equivalents	8,660	5,871	—	—
Trade and other receivables	86,313	84,454	17,605	11,197

	94,973	90,325	17,605	11,197

Financial liabilities
Trade and other payable	138,355	107,497	143,547	92,501
Borrowings — currrent	11,353	8,226	8,024	7,292
Borrowings — non-current	121,015	158,487	119,987	157,522

	270,723	274,210	271,558	257,315

(a) Market risk
(i) Foreign exchange risk
The Group’s exposure to foreign currency risk at the end of the reporting period, expressed in Australian dollar, was as follows:

	31 December	31 December
	2009	2008
	GBP	GBP
	$’000	$’000

Intercompany receivables	—	68,915
Intercompany loans	(22,732,015)	(8,373,120)
(ii) Price risk
The Group is not exposed to any material commodity and equity securities price risk.
(iii) Cash flow and fair value interest rate risk

	31 December 2009		31 December 2008
	Weighted		Weighted
	average		average
	interest rate	Balance	interest rate	Balance
	%	$’000%		$’000

Bank overdrafts	9.6%	(2,657)	9.9%	(517)
Bank loans	7.4%	(129,711)	10.4%	(166,196)

Net exposure to cash flow interest rate risk		(132,368)		(166,713)

(b) Credit risk
The Group does not have any material credit risk exposure to any single receivable or group of receivables under financial instruments entered into by the Group.

RD Card Holdings Australia Pty Limited
Notes to the financial statements
31 December 2009
(continued)
2 Financial risk management (continued)
(c) Liquidity risk
The Group manages liquidity risk by monitoring forecast cash flows.
(d) Fair value measurements
The fair value of financial assets and financial liabilities must be estimated for recognition and measurement or for disclosure purposes.
3 Critical accounting estimates and judgements
Estimates and judgements are continually evaluated and are based on historical experience and other factors, including expectations of future events that may have a financial impact on the entity and that are believed to be reasonable under the circumstances.
(a) Critical accounting estimates and assumptions
The Group makes estimates and assumptions concerning the future. The resulting accounting estimates will, by definition, seldom equal the related actual results. The estimates and assumptions that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are discussed below.
(i) Estimated impairment of goodwill
The Group tests annually whether goodwill has suffered any impairment, in accordance with the accounting policy stated in note 1(n). The recoverable amounts of cash-generating units have been determined based on value-in-use calculations. These calculations require the use of assumptions.

RD Card Holdings Australia Pty Limited
Notes to the financial statements
31 December 2009
(continued)
4 Segment information
(a) Description of segments
Business segments
The consolidated entity is organised on a global basis into the following divisions by product and service type.
The management team considers the business from a service/product perspective and has identified two reportable segments. Fuel segment which consists of Retail Decisions Pty Ltd and Motorcharge Limited, the main card brands are Motorpass and Motorcharge. The other segment is Prepaid; all prepaid transactions for the Australian programs are recorded under this segment.
(b) Primary reporting format — business segments

			All other	Consolidated
	Fuel card	Gift card	segments	total
2009	$’000	$’000	$’000	$’000

Segment revenue
Sales to external customers/merchants	44,274	11,332	—	55,606
Other revenue	1,784	—	—	1,784

Total segment revenue	46,058	11,332	—	57,390

Segment result
Segment result	16,594	226	(14,243)	2,577
Income tax expense	(7,110)	1,724	4,273	(1,113)

Profit for the year	9,484	1,950	(9,970)	1,464

Segment assets and liabilities
Segment assets	131,760	14,456	198,195	344,411

Unallocated assets				—

Total assets				344,411

Segment liabilities	(66,309)	(2,939)	(205,658)	(274,906)

Unallocated liabilities				—

Total liabilities				(274,906)

			All other	Consolidated
	Fuel card	Gift card	segments	total
2008	$’000	$’000	$’000	$’000

Segment revenue
Sales to external customers	46,741	10,349	—	57,090
Other revenue	1,178	—	—	1,178

Total segment revenue	47,919	10,349	—	58,268

Segment result
Segment result	20,176	(1,957)	(20,117)	(1,898)
Income tax expense	(8,225)	196	6,021	(2,008)

Profit for the year	11,951	(1,761)	(14,096)	(3,906)

Segment assets and liabilities
Segment assets	129,833	7,235	209,894	346,962

Unallocated assets				—

Total assets				346,962

Segment liabilities	(62,785)	(3,588)	(212,548)	(278,921)

Unallocated liabilities				—

Total liabilities				(278,921)

RD Card Holdings Australia Pty Limited
Notes to the financial statements
31 December 2009
(continued)
5 Revenue

	Consolidated		Parent entity
	2009	2008	2009	2008
	$’000	$’000	$’000	$’000

From continuing operations

Sales revenue
Card and management fees	22,174	20,932	—	—
Merchant service fees	14,764	17,784	—	—
Credit and late payment charges	4,492	5,324	—	—
Merchant suspense income	1,991	1,910	—	—
Terminal trading	948	1,072	—	—
Gift card and vouchers income	11,237	10,068	—	—

	55,606	57,090	—	—

Other revenue
Interest received/receivable	110	399	—	—
Net gain on disposal of property, plant and equipment	1	3	—	—
Other operating revenue	1,673	776	—	—

	1,784	1,178	—	—

	57,390	58,268	—	—

6 Expenses

	Consolidated		Parent entity
	2009	2008	2009	2008
	$’000	$’000	$’000	$’000

Profit before income tax includes the following specific expenses:

Depreciation
Plant and equipment	1,599	299	—	—
Leasehold improvements	262	82	—	—

Total depreciation	1,861	381	—	—

Amortisation
Software licences	124	102	—	—
Software development	123	234	—	—
Technology	722	836	—	—
Brands	1,827	2,090	—	—
Customer contracts	7,275	8,843	—	—
Customer relationships	1,492	1,493	—	—

Total amortisation	11,563	13,598	—	—

Finance costs
Interest and finance charges paid/payable	22,920	25,311	20,620	23,106
Exchange (gains) on foreign currency borrowings	(6,404)	(3,069)	(6,404)	(3,069)

	16,516	22,242	14,216	20,037

Rental expense relating to operating leases
Minimum lease payments	659	623	—	—

RD Card Holdings Australia Pty Limited
Notes to the financial statements
31 December 2009
(continued)
7 Income tax expense

	Consolidated		Parent entity
	2009	2008	2009	2008
	$’000	$’000	$’000	$’000

(a) Income tax expense

Current tax	5,943	2,714	(4,273)	(6,691)
Deferred tax	(4,831)	(554)	—	670
(Over) provided in prior years	1	(152)	—	—

	1,113	2,008	(4,273)	(6,021)

Deferred income tax (revenue) expense included in income tax expense comprises:
(Increase)/decrease in deferred tax assets (note 13)	(2,489)	(403)	251	(251)
(Decrease)/increase in deferred tax liabilities (note 18)	(2,342)	(151)	(251)	921

	(4,831)	(554)	—	670

(b) Numerical reconciliation of income tax expense to prima facie tax payable

Profit/(loss) from continuing operations before income tax expense	2,577	(1,898)	(14,243)	(20,117)

Tax at the Australian tax rate of 30% (2008 - 30%)	773	(569)	(4,273)	(6,035)
Tax effect of amounts which are not deductible (taxable) in calculating taxable income:
Amortisation of intangibles	373	2,559	—	—
Entertainment	14	3	—	—
Sundry items	(47)	15	—	14

Income tax expense	1,113	2,008	(4,273)	(6,021)

(c) Tax consolidation legislation
RD Card Holdings Australia Pty Limited and its wholly-owned Australian controlled entities implemented the tax consolidation legislation from 18 December 2006. The accounting policy in relation to this legislation is set out in note 1(f).
On adoption of the tax consolidation legislation, the entities in the tax consolidated group entered into a tax sharing agreement which, in the opinion of the directors, limits the joint and several liability of the wholly-owned entities in the case of a default by the head entity, RD Card Holdings Australia Pty Limited.
The entities have also entered into a tax funding agreement under which the wholly-owned entities fully compensate RD Card Holdings Australia Pty Limited for any current tax payable assumed and are compensated by RD Card Holdings Australia Pty Limited for any current tax receivable and deferred tax assets relating to unused tax losses or unused tax credits that are transferred to RD Card Holdings Australia Pty Limited under the tax consolidation legislation. The funding amounts are determined by reference to the amounts recognised in the wholly-owned entities’ financial statements.

RD Card Holdings Australia Pty Limited
Notes to the financial statements
31 December 2009
(continued)
8 Current assets — Cash and cash equivalents

	Consolidated		Parent entity
	2009	2008	2009	2008
	$’000	$’000	$’000	$’000

Cash at bank and in hand	8,660	5,871	—	—

(a) Reconciliation to cash at the end of the year
The above figures are reconciled to cash at the end of the financial year as shown in the statement of cash flows as follows:

	Consolidated		Parent entity
	2009	2008	2009	2008
	$’000	$’000	$’000	$’000

Balances as above	8,660	5,871	—	—
Bank overdrafts (note 16)	(2,657)	(517)	—	—

Balances per statement of cash flows	6,003	5,354	—	—

(b) Interest rate risk exposure
The Group’s and the parent entity’s exposure to interest rate risk is discussed in note 2.
(c) Fair value
The carrying amount for cash and cash equivalents equals the fair value.
9 Current assets — Trade and other receivables

	Consolidated		Parent entity
	2009	2008	2009	2008
	$’000	$’000	$’000	$’000

Trade receivables	82,582	81,557	—	—
Related party receivable	1,018	182	—	—
Tax related amounts owing from related entity	—	—	17,605	11,197
Finance lease receivables	85	—	—	—
Other receivables	2,094	2,338	—	—
Prepayments	534	377	—	—

	86,313	84,454	17,605	11,197

*	All accounts over 180 days are written off immediately as bad debts expense.

RD Card Holdings Australia Pty Limited
Notes to the financial statements
31 December 2009
(continued)
9 Current assets — Trade and other receivables (continued)
(a) Impaired trade receivables
As at 31 December 2009 current trade receivables of the Group with a nominal value of $250,156 (2008 — $30,396) were impaired. The amount of the provision was $250,156 (2008 - $30,396). The individually impaired receivables mainly relate to customers, which are in unexpectedly difficult economic situations. It was assessed that a portion of the receivables is expected to be recovered. There were no impaired trade receivables for the parent in 2009 or 2008.
The ageing of these receivables is as follows:

	Consolidated
	2009	2008
	$’000	$’000

1 to 3 months	250	30

	250	30

(b) Past due but not impaired
As of 31 December 2009, trade receivables of $2,584,945 (2008 — $3,531,874) were past due but not impaired. These relate to number of independent customers for whom there is no recent history of default. The ageing analysis of these trade receivables is as follows:

	Consolidated		Parent entity
	2009	2008	2009	2008
	$’000	$’000	$’000	$’000

Up to 3 months	1,998	2,698	—	—
3 to 6 months	544	772	—	—

	2,542	3,470	—	—

The other classes within trade and other receivables do not contain impaired assets and are not past due. Based on the credit history of these other classes, it is expected that these amounts will be received when due. The Group does not hold any collateral in relation to these receivables.
(c) Other receivables
These amounts generally arise from transactions outside the usual operating activities of the Group. Interest may be charged at commercial rates where the terms of repayment exceed six months. Collateral is not normally obtained. For the parent entity, these are receivables from tax consolidated entities under the tax funding agreement, see note 7(c) and note 27(e).
(d) Foreign exchange and interest rate risk
Refer to for an analysis of Group’s exposure to foreign currency risk in relation to trade and other receivables.
Information about the Group’s and the parent entity’s exposure to exposure to foreign currency risk and interest rate risk in relation to trade and other receivables is provided in note 2.
(e) Fair value and credit risk
Due to the short-term nature of these receivables, their carrying amount is assumed to approximate their fair value.
The maximum exposure to credit risk at the end of each reporting period is the carrying amount of each class of receivables mentioned above. The fair value of securities held for certain trade receivable is insignificant as is the fair value of any collateral sold or repledged. Refer to note 2 for more information on the risk management policy of the Group and the credit quality of the entity’s trade receivables.

RD Card Holdings Australia Pty Limited
Notes to the financial statements
31 December 2009
(continued)
10 Current assets — Inventories

	Consolidated		Parent entity
	2009	2008	2009	2008
	$’000	$’000	$’000	$’000

Card stock	268	239	—	—

11 Non-current assets — Investments

	Consolidated		Parent entity
	2009	2008	2009	2008
	$’000	$’000	$’000	$’000

Shares in subsidiaries	—	—	295,454	295,454

12 Non-current assets — Property, plant and equipment

	Plant and	Leasehold	Leased plant	Terminals
	equipment	improvements	& equipment	on rental	Total
Consolidated	$’000	$’000	$’000	$’000	$’000

At 1 January 2008
Cost	5,008	792	118	1,600	7,518
Accumulated depreciation	(3,833)	(559)	(42)	—	(4,434)

Net book amount	1,175	233	76	1,600	3,084

Year 31 December 2008
Opening net book amount	1,175	233	76	1,600	3,084
Additions	415	341	—	—	756
Disposals	—	—	(74)	—	(74)
Depreciation charge	(248)	(82)	(2)	(49)	(381)

Closing net book amount	1,342	492	—	1,551	3,385

At 31 December 2008
Cost	5,423	1,133	—	1,600	8,156
Accumulated depreciation	(4,081)	(641)	—	(49)	(4,771)

Net book amount	1,342	492	—	1,551	3,385

Year 31 December 2009
Opening net book amount	1,342	492	—	1,551	3,385
Additions	442	—	742	—	1,184
Disposals	(1)	(69)	—	—	(70)
Depreciation charge	(588)	(262)	(9)	(1,002)	(1,861)

Closing net book amount	1,195	161	733	549	2,638

At 31 December 2009
Cost	5,857	1,064	742	1,600	9,263
Accumulated depreciation	(4,662)	(903)	(9)	(1,051)	(6,625)

Net book amount	1,195	161	733	549	2,638

RD Card Holdings Australia Pty Limited
Notes to the financial statements
31 December 2009
(continued)
13 Non-current assets — Deferred tax assets

	Consolidated		Parent entity
	2009	2008	2009	2008
	$’000	$’000	$’000	$’000

Deferred tax asset	3,457	968	—	251

Movements:

Opening balance at 1 January	968	565	251	—
Credited/(charged) to the statements of comprehensive income (note 7)	2,489	403	(251)	251

Closing balance at 31 December	3,457	968	—	251

14 Non-current assets — Intangible assets

					Software
			Customer	Customer	Licence	Software
	Brands	Goodwill	contracts	relationships	Fee	D’ment	Technology	Total
Consolidated	$’000	$’000	$’000	$’000	$’000	$’000	$’000	$’000

At 1 January 2008
Cost	18,266	121,744	110,566	19,391	458	2,133	3,667	276,225
Accumulated amortisation and impairment	(1,827)	(2,012)	(7,275)	(1,492)	(247)	(579)	(439)	(13,871)

Net book amount	16,439	119,732	103,291	17,899	211	1,554	3,228	262,354

Year 31 December 2008
Opening net book amount	16,439	119,732	103,291	17,899	211	1,554	3,228	262,354
Additions	—	—	—	2	2	2,077	1,033	3,114
Amortisation charge	(2,090)	—	(8,843)	(1,493)	(102)	(234)	(836)	(13,598)

Closing net book amount	14,349	119,732	94,448	16,408	111	3,397	3,425	251,870

At 31 December 2008
Cost	18,266	121,744	110,566	19,391	459	4,210	4,702	279,338
Accumulated amortisation	(3,917)	(2,012)	(16,118)	(2,983)	(348)	(813)	(1,277)	(27,468)

Net book amount	14,349	119,732	94,448	16,408	111	3,397	3,425	251,870

Year 31 December 2009
Opening net book amount	14,349	119,732	94,448	16,408	111	3,397	3,425	251,870
Additions	—	—	—	—	13	1,998	757	2,768
Amortisation charge	(1,827)	—	(7,275)	(1,492)	(124)	(123)	(722)	(11,563)

Closing net book amount	12,522	119,732	87,173	14,916	—	5,272	3,460	243,075

At 31 December 2009
Cost	18,266	121,744	110,566	19,391	472	6,208	5,460	282,107
Accumulated amortisation	(5,744)	(2,012)	(23,393)	(4,475)	(472)	(936)	(2,000)	(39,032)

Net book amount	12,522	119,732	87,173	14,916	—	5,272	3,460	243,075

RD Card Holdings Australia Pty Limited
Notes to the financial statements
31 December 2009
(continued)
15 Current liabilities — Trade and other payables

	Consolidated		Parent entity
	2009	2008	2009	2008
	$’000	$’000	$’000	$’000

Trade payables	43,734	42,909	—	—
Amounts owing to related entities	90,299	58,766	141,222	89,332
Accrued expenses	2,324	3,169	2,325	3,169
Deferred revenue	238	370	—	—
Other payables	1,760	2,283	—	—

	138,355	107,497	143,547	92,501

(a) Risk exposure
Information about the Group’s and the parent entity’s exposure to foreign exchange risk is provided in note 2.
16 Current liabilities — Borrowings

	Consolidated		Parent entity
	2009	2008	2009	2008
	$’000	$’000	$’000	$’000

Secured
Bank overdrafts	2,657	517	—	—
Bank loans	8,696	7,709	8,024	7,292

	11,353	8,226	8,024	7,292

(a) Risk exposures
Details of the Group’s exposure to risks arising from current and non-current borrowings are set out in note 2.
17 Current liabilities — Provisions

	Consolidated		Parent entity
	2009	2008	2009	2008
	$’000	$’000	$’000	$’000

Employee benefits	748	624	—	—
Professional fees	—	332	—	—
Other provisions	—	25	—	—

	748	981	—	—

18 Non-current liabilities — Deferred tax liabilities

	Consolidated		Parent entity
	2009	2008	2009	2008
	$’000	$’000	$’000	$’000

Provision for deferred income tax	1,091	3,433	670	921

Movements:

Opening balance at 1 January	3,433	3,584	921	—
(Credited)/charged to the statements of comprehensive income (note 7)	(2,342)	(151)	(251)	921

Closing balance at 31 December	1,091	3,433	670	921

RD Card Holdings Australia Pty Limited
Notes to the financial statements
31 December 2009
(continued)
19 Non-current liabilities — Provisions

	Consolidated		Parent entity
	2009	2008	2009	2008
	$’000	$’000	$’000	$’000

Employee benefits	384	297	—	—

20 Contributed equity

	Parent entity entity		Parent entity entity
	2009	2008	2009	2008
	Shares	Shares	$’000	$’000

(a) Share capital

Ordinary shares Fully paid	73,863,794	73,863,794	73,864	73,864

(b) Ordinary shares
Ordinary shares entitle the holder to participate in dividends and the proceeds on winding up of the company in proportion to the number of and amounts paid on the shares held.
On a show of hands every holder of ordinary shares present at a meeting in person or by proxy, is entitled to one vote, and upon a poll each share is entitled to one vote.
21 Accumulated losses
Movements in accumulated losses were as follows:

	Consolidated		Parent entity
	2009	2008	2009	2008
	$’000	$’000	$’000	$’000

Balance 1 January	(5,823)	(1,917)	(25,023)	(10,927)
Net profit/(loss) for the period	1,464	(3,906)	(9,970)	(14,096)

Balance 31 December	(4,359)	(5,823)	(34,993)	(25,023)

RD Card Holdings Australia Pty Limited
Notes to the financial statements
31 December 2009
(continued)
22 Dividends
(a) Ordinary shares
No dividends have been declared or paid during the financial year ended 31 December 2009 (2008: $nil).
23 Key management personnel disclosures
(a) Directors
The following persons were directors of RD Card Holdings Australia Pty Limited during the financial year:
C Clump
D Howell
M Smallman
(b) Key management personnel compensation

	Consolidated		Parent entity
	2009	2008	2009	2008
	$	$	$	$

Short-term employee benefits	2,895,724	2,045,982	—	—
Post-employment employee benefits	247,633	174,403	—	—

	3,143,357	2,220,385	—	—

RD Card Holdings Australia Pty Limited
Notes to the financial statements
31 December 2009
(continued)
24 Remuneration of auditors
During the year the following fees were paid or payable for services provided by the auditor of the parent entity, its related practices and non-related audit firms:

	Consolidated		Parent entity
	2009	2008	2009	2008
	$	$	$	$

(a) Audit services

PricewaterhouseCoopers Australian firm Audit and review of financial reports	284,000	205,318	14,000	14,000

25 Contingencies
There are no contingent liabilities requiring disclosure.
26 Commitments

	Consolidated		Parent entity
	2009	2008	2009	2008
	$’000	$’000	$’000	$’000

Commitments in relation to leases contracted for at the end of each reporting period but not recognised as liabilities, payable:
Within one year	395	658	—	—
Later than one year but not later than five years	—	368	—	—

	395	1,026	—	—

Representing:
Non-cancellable operating leases	395	1,026	—	—

27 Related party transactions
(a) Parent entities
The parent entity within the Group is RD Card Holdings Pty Limited. The ultimate parent entity is Palamon Capital Partners LP (incorporated in the Scotland) which at 31 December 2009 owns 100% (2008 — 100%) of the issued ordinary shares of RD Card Holdings Australia Pty Limited.
(b) Subsidiaries
Interests in subsidiaries are set out in note 28.
(c) Key management personnel
Disclosure relating to key management personnel are set out in note 23.

RD Card Holdings Australia Pty Limited
Notes to the financial statements
31 December 2009
(continued)
27 Related party transactions (continued)
(d) Transactions with related parties
The following transactions occurred with related parties:

	Consolidated		Parent entity
	2009	2008	2009	2008
	$	$	$	$

Sales of goods and services
UK Web Hosting	84,167	79,176	—	—

	84,167	79,176	—	—

Purchases of goods
ReD Shield Service Fee	8,894	—	—	—

	8,894	—	—	—

(e) Outstanding balances arising from sales/purchases of goods and services
The following balances are outstanding at the end of the reporting period in relation to transactions with related parties:

	Consolidated		Parent entity
	2009	2008	2009	2008
	$	$	$	$

Current receivables (sales of goods and services)
Subsidiaries	1,070,457	182,566	—	—

Current payables (purchases of goods)
Other related parties	51,634	4,683,998	50,922,640	35,249,723
(f) Loans from related parties

	Consolidated		Parent entity
	2009	2008	2009	2008
	$	$	$	$

Loans from other related parties
Beginning of the year	54,082,064	48,597,957	54,082,064	48,597,957
Loans advanced	34,361,383	—	34,361,383	—
Interest charged	2,989,840	5,501,302	2,989,840	5,501,302
Withholding tax paid	(136,218)	—	(136,218)	—
Bank arrangement fee	—	893,257	—	893,257
FX adjustment	(997,528)	(1,803,709)	(997,528)	(1,803,709)
Waiver fee	—	893,257	—	893,257

End of year	90,299,541	54,082,064	90,299,541	54,082,064

There is no allowance account for impaired receivables in relation to any outstanding balances, and no expense has been recognised in respect of impaired receivables due from related parties.

RD Card Holdings Australia Pty Limited
Notes to the financial statements
31 December 2009
(continued)
27 Related party transactions (continued)
(g) Guarantees
The parent entity has provided guarantees in respect of (see note 29 for details):

	Consolidated		Parent entity
	2009	2008	2009	2008
	$	$	$	$

Bank overdrafts and loans of subsidiaries (secured)	—	—	—	—
28 Subsidiaries
The consolidated financial statements incorporate the assets, liabilities and results of the following subsidiaries in accordance with the accounting policy described in note 1(b):

			Equity holding
	Country of		2009	2008
Name of entity	incorporation	Class of shares	%	%

Retail Decisions Pty Ltd	Australia	Ordinary	100	100
Motorcharge Ltd*	Australia	Ordinary	100	100
ReD Prepaid Cards Pty Ltd Australia (Former E Com Industries Pty Ltd)*	Australia	Ordinary	100	100
Australian Card Services Pty Ltd (former Harpur Forecourt Services (Pty) Ltd)**	Australia	Ordinary	100	100
Australian Card Services Superannuation (Pty) Ltd**	Australia	Ordinary	100	100
Ebran Holdings Pty Ltd**	Australia	Ordinary	100	100
Motorcharge Operation New Zealand Ltd**	New Zealand	Ordinary	100	100

*	These subsidiaries have been granted relief from the necessity to prepare financial reports in accordance with Class Order 98/1418 issued by the Australian Securities and Investments Commission. For further information refer to note 29.

**	These subsidiaries remained dormant throughout the year and have not traded since their incorporation.
29 Deed of cross guarantee
Retail Decisions Pty Ltd, Motorcharge Ltd and ReD Prepaid Cards Australia Pty Ltd are parties to a deed of cross guarantee under which each company guarantees the debts of the others. By entering into the deed, the wholly-owned entities have been relieved from the requirement to prepare a financial report and directors’ report under Class Order 98/1418 (as amended) issued by the Australian Securities and Investments Commission.
(a) Consolidated statements of comprehensive income and a summary of movements in consolidated retained profits
The above companies represent a ‘Closed Group’ for the purposes of the Class Order, and as there are no other parties to the Deed of Cross Guarantee that are controlled by Retail Decisions Pty Ltd.
Set out below is a consolidated statements of comprehensive income and a summary of movements in consolidated retained profits for the year ended 31 December 2008 of the Closed Group consisting of Retail Decisions Pty Ltd, Motorcharge Ltd and ReD Prepaid Cards Australia Pty Ltd.

RD Card Holdings Australia Pty Limited
Notes to the financial statements
31 December 2009
(continued)
29 Deed of cross guarantee (continued)

	2009	2008
	$’000	$’000

Statements of comprehensive income
Revenue from continuing operations	57,390	58,268
Employee benefits expense	(10,851)	(10,054)
Depreciation and amortisation expense	(4,663)	(5,218)
Finance costs	(2,300)	(2,205)
Other expenses	(13,995)	(13,811)

Profit before income tax	25,581	26,980
Income tax expense	(5,386)	(8,029)

Profit for the year	20,195	18,951

Summary of movements in consolidated retained profits
Retained profits at the beginning of the financial year	98,446	79,495
Profit for the year	20,195	18,951

Retained profits at the end of the financial year	118,641	98,446

(b) Statements of financial position
Set out below is a consolidated statements of financial position as at 31 December 2008 of the Closed Group consisting of Retail Decisions Pty Ltd, Motorcharge Ltd and ReD Prepaid Cards Australia Pty Ltd.

	2009	2008
	$’000	$’000

Current assets
Cash and cash equivalents	8,660	5,871
Trade and other receivables	137,236	119,704
Inventories	268	239

Total current assets	146,164	125,814

Non-current assets
Property, plant and equipment	2,638	3,385
Deferred tax assets	3,457	717
Intangible assets	43,129	43,162

Total non-current assets	49,224	47,264

Total assets	195,388	173,078

RD Card Holdings Australia Pty Limited
Notes to the financial statements
31 December 2009
(continued)
29 Deed of cross guarantee (continued)

	2009	2008
	$’000	$’000

Current liabilities
Trade and other payables	46,405	50,246
Borrowings	2,656	934
Current tax liabilities	17,605	11,197
Provisions	748	981

Total current liabilities	67,414	63,358

Non-current liabilities
Borrowings	1,028	965
Deferred tax liabilities	421	2,512
Provisions	384	297

Total non-current liabilities	1,833	3,774

Total liabilities	69,247	67,132

Net assets	126,141	105,946

Equity
Contributed equity	7,500	7,500
Retained profits	118,641	98,446

Total equity	126,141	105,946

30 Events occurring after the end of the reporting period
On the 30 July the shareholders of RD Card LTD sold their investment in the Australian region, RD Card Holdings Australia Pty Ltd and its subsidiaries. Final sale completion is scheduled for the 31 August 2010.
31 Reconciliation of profit/(loss) after income tax to net cash inflow/(outflow) from operating activities

	Consolidated		Parent entity
	2009	2008	2009	2008
	$’000	$’000	$’000	$’000

Profit/(loss) for the year	1,464	(3,906)	(9,970)	(14,096)
Depreciation and amortisation	13,424	13,979	—	—
Bad debts expense	2,254	—	—	—
Net (gain) on sale of non-current assets	(1)	(3)	—	—
Net exchange differences	(6,404)	(3,069)	(6,404)	(3,069)
Change in operating assets and liabilities
(Increase)/decrease in trade and other receivables	(1,023)	4,709	—	44
(Increase) in inventories	(29)	—	—	—
(Increase)/decrease in deferred tax assets	(2,489)	(403)	251	(251)
Increase/(decrease) in trade and other payables	4,149	(3,390)	(4,657)	(6,786)
Increase (decrease) in provision for income taxes payable	2,135	3,731	(4,273)	(6,691)
(Decrease)/increase in deferred tax liabilities	(2,342)	(151)	(251)	921
(Decrease)/increase in other provisions	(146)	199	—	—

Net cash inflow/(outflow) from operating activities	10,992	11,696	(25,304)	(29,928)

RD Card Holdings Australia Pty Limited
Notes to the financial statements
31 December 2009
(continued)
32 Earnings per share

	Consolidated
	2009	2008
	Cents	Cents

Basic earnings per share	1.98	(5.29)
Diluted earnings per share	1.98	(5.29)

	Consolidated
	2009	2008
	$’000	$’000

Earnings	1,464	(3,906)
Shares	73,864	73,864

RD Card Holdings Australia Pty Limited
Directors’ declaration
31 December 2009
In the directors’ opinion:
(a)	the financial statements and notes set out on pages 1 to 32:
(i)	comply with Accounting Standards and other mandatory professional reporting requirements, and

(ii)	present fairly, in all material respects, the company’s and consolidated entity’s financial position as at 31 December 2009 and of their performance for the financial year ended on that date, and
(b)	there are reasonable grounds to believe that the company will be able to pay its debts as and when they become due and payable,and
This declaration is made in accordance with a resolution of the directors.
M Smallman
Director
Melbourne
30 August 2010

PricewaterhouseCoopers
ABN 52 780 433 757

Freshwater Place
2 Southbank Boulevard
SOUTHBANK VIC 3006
GPO Box 1331L
MELBOURNE VIC 3001
DX 77
website: www.pwc.com/au
Telephone +61 3 8603 1000
Report of Independent Auditors	Facsimile +61 3 8603 1999

To the board of directors and shareholders:
We have audited the accompanying consolidated statements of financial position of RD Card Holdings Australia Pty Ltd and its subsidiaries as of 31 December 2009 and 31 December 2008, and the related consolidated statements of comprehensive income, of changes in equity and of cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
Our audit of the consolidated financial statements of RD Card Holdings Australia Pty Ltd and its subsidiaries was conducted for the purpose of forming an opinion on the consolidated financial statements taken as a whole. RD Card Holdings Australia Pty Ltd has included parent entity only information on the face of the consolidated financial statements and other parent entity only disclosures in the notes to the financial statements. Such parent entity only information is presented for purposes of additional analysis and is not a required part of the consolidated financial statements presented in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board. Such information has been subjected to the auditing procedures applied in the audit of the consolidated financial statements, and, in our opinion, is fairly stated in all material respects in relation to the consolidated financial statements taken as a whole.
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of RD Card Holdings Pty Ltd and its subsidiaries as of 31 December 2009 and 31 December 2008, and the results of their operations and their cash flows for the years then ended in conformity with International Financial Reporting Standards as issued by the International Accounting Standards Board as disclosed in Note 1(a).
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations and has a working capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
PricewaterhouseCoopers
30 August 2010
Liability limited by a scheme approved under Professional Standards Legislation